SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

[X]     Filed by the Registrant
[ ]     Filed by a Party other than the Registrant
[ ]     Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-12

                           Jacksonville Bancorp, Inc.

                (Name of Registrant as Specified in its Charter)

                                 Not Applicable

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): [X] No fee required.
[  ] Fee  computed on table below per Exchange  Act Rules  14(a)-6(i)(1)  and
      0-11. 1) Title of each class of securities to which transaction applies:

     ------------------------------------------------------------------------
      2)  Aggregate number of securities to which transaction applies:

     ------------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ------------------------------------------------------------------------
      4)  Proposed maximum aggregate value of transaction:

     ------------------------------------------------------------------------
      5)  Total Fee Paid:

     ------------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
        ------------------------------------------------------------------------
      2)  Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
      3)  Filing Party:
        ------------------------------------------------------------------------
      4)  Date Filed:
        ------------------------------------------------------------------------

                           Jacksonville Bancorp, Inc.

                        76 South Laura Street, Suite 104
                           Jacksonville, Florida 32202




March 24, 2000


Dear Shareholder:

      You are cordially invited to attend the Annual Meeting of Shareholders of Jacksonville Bancorp, Inc., to be held on Wednesday, April 26, 2000 commencing at 11:00 a.m. Eastern Standard Time at the Humana Building, 76 South Laura Street, 7th floor, Jacksonville, Florida, 32202. A formal Notice setting forth the business to come before the meeting and a Proxy Statement are attached. The purpose of the meeting is to consider and vote upon the proposals explained in the Notice and the Proxy Statement.

      It is important that your shares be represented at the Annual Meeting whether or not you plan to attend the Annual Meeting in person. The Board of Directors requests that you carefully review the following materials before completing, signing and dating the enclosed proxy and returning it in the postage paid envelope provided for your use. If you later decide to attend the Annual Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Annual Meeting, you may do so and your proxy will have no further effect.

                                                              Sincerely,

                                                              /s/R. C. Mills

                                                              R.C. Mills
                                                              Chairman

                           Jacksonville Bancorp, Inc.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 26, 2000


To the Holders of Common Stock:

      You are invited to attend the Annual Meeting of Shareholders of Jacksonville Bancorp, Inc., which will be held on Wednesday, April 26, 2000 at 11:00 a.m. at the Humana Building, 76 South Laura Street, 7th floor, Jacksonville, Florida, 32202, to consider and act upon the following matters:

      1.   Election of 14 directors of the Company;

      2.   Approval of the Stock Option Plan; and

      3. Such other business as may properly come before the Annual Meeting or any adjournments thereof.

      Only shareholders of record of the Company's common stock at the close of business on March 20, 2000 are entitled to receive notice of, and to vote on, the business that may come before the Annual Meeting.

      Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy as promptly as possible in the postage paid envelope provided for your use to the Company's transfer agent. You may revoke the proxy at any time before it is exercised by following the instructions set forth on the first page of the accompanying Proxy Statement.


                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/Cheryl L. Whalen

                                            Cheryl L. Whalen
                                            Corporate Secretary


Dated: March 24, 2000

                                 PROXY STATEMENT
                         Annual Meeting of Shareholders

                           Jacksonville Bancorp, Inc.
                        76 South Laura Street, Suite 104
                           Jacksonville, Florida 32202

GENERAL

      This Proxy Statement is being furnished to holders of Jacksonville Bancorp, Inc. (the "Company" or "JBI") common stock, $.01 par value (the "Common Stock"), in connection with the solicitation of proxies by the Board of Directors of JBI for use at the Annual Meeting of Shareholders. The Annual Meeting of Shareholders will be held on Wednesday, April 26, 2000 commencing at 11:00 a.m., at the Humana Building, 76 South Laura Street, 7th floor, Jacksonville, Florida, 32202.

      This Proxy Statement and the attached Notice and Form of Proxy are first being mailed to holders of Common Stock on or about March 24, 2000.

VOTING OF PROXIES

      Shares represented by proxies properly signed and returned, unless subsequently revoked, will be voted at the Annual Meeting of Shareholders in accordance with the instructions marked on the proxy. If a proxy is signed and returned without indicating any voting instructions, the shares represented by the proxy will be voted FOR approval of the proposals stated in this Proxy Statement and in the discretion of the holders of the proxies on other matters that may properly come before the Annual Meeting of Shareholders.

      Any holder of the Common Stock who has executed and delivered a proxy may revoke such proxy at any time before it is voted by attending the Annual Meeting of Shareholders and voting in person, by giving written notice of revocation of the proxy or by submitting a signed proxy bearing a later date. Such notice of revocation or later proxy should be sent to the Company's transfer agent. In order for the notice of revocation or later proxy to revoke the prior proxy, the Company's transfer agent must receive such notice or later proxy prior to the vote of shareholders at the Annual Meeting of Shareholders. Attendance at the Annual Meeting of Shareholders will not in itself revoke a proxy.

VOTING PROCEDURES

      The Company's Bylaws (the "Bylaws") provide that a majority of the outstanding shares entitled to vote constitutes a quorum at a meeting of shareholders. Under the Florida Business Corporation Act (the "Act") and the Company's Articles of Incorporation (the "Articles"), directors are elected by a plurality of the votes cast in the election at a meeting at which a quorum is present. The Stock Option Plan and other matters are approved if affirmative votes cast by the holders of the shares represented at a meeting at which a quorum is present exceed votes opposing the action, unless a greater number of affirmative votes or voting by classes is required by the Act or the Articles. Therefore, abstentions and broker non-votes have no effect under Florida law.

VOTING SECURITIES

      The Board of Directors of JBI has fixed the close of business on March 20, 2000, as the Record Date for the determination of holders of the Common
Stockentitled to receive notice of and to vote at the Annual Meeting of Shareholders. At the close of business on March 20, 2000, there were issued and outstanding 1,017,066 shares of Common Stock entitled to vote at the Annual Meeting of Shareholders held by approximately 250 registered holders. Holders of Common Stock outstanding on March 20, 2000, are entitled to one vote for each share held of record upon each matter properly submitted to JBI shareholders at the Annual Meeting of Shareholders.

PURPOSE

      The business that management anticipates will be transacted at the meeting is as follows:

      PROPOSAL 1:  Election of Directors

      The Company's Articles provide that the Directors are divided into three classes. The Directors nominated for election at the 2000 Annual Meeting of Shareholders are John W. Rose, John R. Schultz, Price W. Schwenck and Gary L. Winfield, M.D. in Class 1, Rudolph A. Kraft, R.C. Mills, Gilbert J. Pomar, III, Charles F. Spencer and Donald E. Roller in Class 2 and D. Michael Carter, Melvin Gottlieb, James M. Healey, John C. Kowkabany and Bennett A. Tavar in Class 3. The term of office of Class 1 expires at the 2001 Annual Meeting of Shareholders, the term of office of Class 2 expires at the 2002 Annual Meeting of Shareholders and the term of office of Class 3 expires at the 2003 Annual Meeting. After this Annual Meeting of Shareholders, only one class of Directors will be elected at each Annual Meeting of Shareholders. In order to be elected, each nominee must receive a plurality of the votes cast, which shall be counted as described in Voting Procedures. The accompanying proxy, unless otherwise specified, will be voted FOR the election of the persons named above. If any nominee should become unavailable, which is not now anticipated, the persons voting the accompanying proxy may, in their discretion, vote for a substitute.

      THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

      The following table sets forth certain information with respect to the nominees for director who are present Directors of the Company. Except as otherwise indicated, each person has been or was engaged in his or her present or last principal occupation, in the same or a similar position, for more than five years.


Name                    Age             Positions  Held and  Principal
                                        Occupations During the Past Five Years

D. Michael  Carter      47    Certified  Public  Accountant  and a  graduate  of
                              Florida State University.  Mr. Carter has lived in
                              Jacksonville, Florida since 1975 and has an active
                              accounting   practice   with  Carter,   Merolle  &
                              Company,   P.A.  Tax  and  audit  clients  include
                              businesses, business owners and executives, as well as professionals. Prior to forming his firm in 1980, Mr. Carter had been a public accountant with two national accounting firms. Mr. Carter is a member of the American Institute of Certified
                              Public  Accountants  and the Florida  Institute of
                              Certified Public Accountants. He is active in the community, serving as a Board member for the Ronald McDonald House and is a member of the Jacksonville Chamber of Commerce and Rotary Club of Oceanside.

Name                  Age             Positions  Held and  Principal
                                   Occupations During the Past Five Years

Melvin Gottlieb       54      Past  Chief   Executive   Officer  of   Gottlieb's
                              Financial  Services,   a  subsidiary  of  Medaphis
                              Corporation  which  provides  emergency  physician
                              reimbursement  services. Mr. Gottlieb is active in
                              the   community   acting  as  President   for  the
                              Jacksonville Jewish Foundation, Vice President for
                              River   Garden   Hebrew  Home   Foundation,   Vice
                              President for the Jewish Community Alliance,  Vice
                              President of the  University  of Florida  Business
                              Advisory   Council   and   Director  of  the  I.M.
                              Sulzbacher Center for the Homeless.

James M. Healey       42      Partner  of Mint  Magazine,  Inc.,  a  direct-mail
                              advertising  firm.  Prior to his association  with
                              Mint  Magazine,   Inc.,  Mr.  Healey  worked  with
                              Carnation  Food Products,  Inc. and  International
                              Harvester. Mr. Healey attended Purdue University where he received a B.A. degree from Purdue's
                              Business School with special studies in Marketing and Personnel. Mr. Healey has been a resident and an active member of the Jacksonville community since 1984.

 John C. Kowkabany    57      A  Jacksonville  based real  estate  investor  and
                              consultant,  Mr.  Kowkabany  serves as Chairman of
                              the Company's Executive  Committee.  Mr. Kowkabany
                              has   significant   private   and  public   sector
                              experience.  A  resident  of the  city of  Neptune
                              Beach,  he has been  active  in local  government,
                              serving as the City's Councilman from 1985 to 1989
                              and then two  four-years  terms as Mayor from 1989
                              to 1997. Mr.  Kowkabany's public sector experience
                              has provided  him with  experience  and  knowledge
                              regarding the local business and civic  community,
                              as  well  as  close  working   relationships  with
                              various appointed officials on the local, state and federal levels. Mr. Kowkabany graduated with a Bachelor of Arts from Jacksonville University.

Rudolph A. Kraft      64      President  and Chief  Executive  Officer  of Kraft
                              Holdings, Inc., a Mercedes-Benz dealership in south Florida and real estate investment and rental company from November 1988 until June 1998.
                              He is part owner of Kraft Motorcar Company,  Inc.,
                              Gainesville,  Florida,  a Mercedes-Benz,  Jeep and
                              Buick dealership. Mr. Kraft has served on the board of a number of civic organizations. He currently serves as a Trustee / Overseer of Lassel
                              College in Newton, Massachusetts.

R. C. Mills           62      Executive  Vice  President  and  Chief   Operating
                              Officer of  Heritage  Propane  Partners,  L.P.,  a
                              national  distributor  of propane  gas.  Mr. Mills
                              serves  as  the   Chairman  of  the   Jacksonville
                              Bancorp,  Inc. Board of Directors.  Mr. Mills is a
                              graduate of the University of Sarasota.  Mr. Mills
                              has  an  extensive  business   background  and  is
                              experienced in business mergers and acquisitions, corporate finance and personnel management. Mr.
                              Mills resides in the Jacksonville area.

Name                  Age             Positions  Held and  Principal
                                   Occupations During the Past Five Years

Gilbert J. Pomar, III   39    President of the Company as well as President  and
                              Chief  Executive  Officer of the Company's  wholly
                              owned operating subsidiary,  the Jacksonville Bank
                              (the  "Bank").  Mr. Pomar joined the Bank on March
                              10,  1999.  Prior  to  joining  the  Bank,  he was
                              employed   with  First  Union   National  Bank  of
                              Jacksonville.  Mr.  Pomar  joined  First  Union in
                              1991.  During his tenure with First Union,  he was
                              promoted  to  Senior   Vice   President/Commercial
                              Lending  Manager  in 1994 and  head of  Commercial
                              Banking in 1996. Mr. Pomar's banking experience includes four years with Southeast Bank in West
                              Palm  Beach,  Florida  as a  Real  Estate  Workout
                              Officer and four years with First Chicago in Miami, Florida as a Commercial Real Estate Loan
                              Officer. Mr. Pomar is active in various community efforts, including the United Way and American
                              Cancer Society, and is a Board Member of the Timuquana Country Club. He is a graduate of the University of Florida, where he received his Bachelor of Arts in Finance.

John W. Rose           50     A  financial  services  executive,   advisor,  and
                              investor  for  over  25  years.  Mr.  Rose  is the
                              Founder/President  of  McAllen  Capital  Partners,
                              Inc., a boutique firm  providing a select range of
                              financial,  economic and management  services,  as
                              well  as  capital  resources  exclusively  to  the
                              financial  services  industry.  Mr. Rose is also a
                              Director of Lifeline  Shelters,  a manufacturer of
                              mobile  medical vans. Mr. Rose serves as a special
                              advisor   to   F.N.B.    Corporation   (Hermitage,
                              Pennsylvania).  Mr. Rose is also a general partner
                              and chairman of the investment committee of Castle
                              Creek Capital (California), a series of funds that
                              invests in financial service  companies.  Prior to
                              forming McAllen Capital  Partners,  Inc., Mr. Rose
                              served in various  capacities  with the  following
                              Chicago-based   firms:    President,    Livingston
                              Financial    Group;    Senior   Vice    President,
                              ABN/LaSalle  National  Bank;  Associate,   William
                              Blair & Co.; Principal,  Dwyer, Rose & Associates;
                              and Vice President, First National Bank. Mr. Rose earned his undergraduate degree from Case Western
                              Reserve University. He received his M.B.A. degree from Columbia University.

Donald E. Roller       62     Mr. Roller served as President and Chief Executive
                              Officer of U.S.  Gypsum  Company from 1993 through
                              1996. He was also  Executive Vice President of USG
                              Corporation. Mr. Roller has had much experience in directorship positions including serving as acting
                              Chief Executive  Officer and Chairman of the Audit
                              Committee for Payless Cashways Inc. and Chairman of the Compensation Committee for Boise Cascade
                              Office Products in Ithaca,  Illinois. He serves as
                              Chairman of the Company's Audit Committee.

John R. Schultz        36     A  fourth   generation   native  of  Jacksonville,
                              Florida.  Mr. Schultz is Vice President of Schultz
                              Investments,  an investment management company. He
                              is the  Founder  and  Chairman  of  Schultz/Angelo
                              Group,  Inc., a commercial  general contractor and
                              is co-owner of  Schultz,  Foster and Addison  Real
                              Estate,  Inc., a commercial real estate  brokerage
                              firm.  Mr.  Schultz  is a  graduate  of The Bolles
                              School and attended the University of Florida. Mr.
                              Schultz is a director  of numerous  companies  and
                              community         organizations,         including
                              Southeast-Atlantic    Corporation    (Canada   Dry
                              bottler/distributor  for Florida and Georgia), St.
                              Vincent's Foundation, and the Schultz Foundation.

Name                  Age             Positions  Held and  Principal
                                   Occupations During the Past Five Years

Price W. Schwenck      57     Chief  Executive  Officer of the  Company  and the
                              Chairman of the Board of  Directors  for the Bank.
                              Mr.  Schwenck  served as  Regional  President  for
                              First  Union  National  Bank  in  Ft.  Lauderdale,
                              Florida from 1988 to 1994 and First Union National
                              Bank of  Jacksonville,  Florida from 1994 until he
                              retired in 1999. His community  activities include
                              the Jacksonville  Chamber of Commerce,  Enterprise
                              North  Florida and North Florida  Venture  Capital
                              Network.   Mr.  Schwenck  received  his  bachelors
                              degree  and  MBA  from  the  University  of  South
                              Florida in 1966 and 1970, respectively, and his MS from the University of Miami in 1996.

Charles F. Spencer     57     President  of  the  International   Longshoremen's
                              Association, Local 1408 in Jacksonville,  Florida.
                              In addition,  Mr. Spencer is Vice President of the
                              South  Atlantic and Gulf Coast  District of I.L.A.
                              and  Vice   President  at  Large  of  the  Florida
                              AFL-CIO.   Mr.   Spencer   is  a  member   of  the
                              Jacksonville    Sports    Development    Authority
                              appointed by the Mayor,  and  currently  serves as
                              Chairman of the Board.  He also serves on numerous
                              other   boards   including,   the  United  Way  of
                              Northeast Florida, the Committee of 100 of the Jacksonville Chamber of Commerce, and the Edwards
                              Waters College, his alma mater. Mr. Spencer is a former board member of the Florida Community
                              College at  Jacksonville  Foundation  and the I.M.
                              Salsbacker center for the homeless.

Bennett A. Tavar       42     Owner and President of Logical  Business  Systems,
                              Inc.,  a computer  hardware  sales firm located in
                              Jacksonville,   Florida.  Mr.  Tavar  has  been  a
                              resident of Jacksonville since 1982 and is active in a number of local civic organizations.

Gary L. Winfield, M.D. 43     A physician, Dr. Winfield has had an active family
                              practice  in  Jacksonville  Beach,  Florida  since
                              1989,  operating under Sandcastle Family Practice,
                              P.A. Dr.  Winfield has served as Vice President of
                              Medical   Affairs  for  Anthem   Health  Plans  of
                              Florida,  a  provider  of  health  insurance.  Dr.
                              Winfield received his undergraduate degree from the University of Oklahoma and is a graduate of the College of Medicine of the University of Oklahoma.


      PROPOSAL 2:  Adoption of Stock Option Plan

      Purpose of Plan; Types of Grants. The purpose of the Stock Option Plan of Jacksonville Bancorp, Inc. (the "Plan") is to advance the best interests of the Company by providing long-term incentives to organizing directors, officers, senior management and key employees of the Company and its wholly owned subsidiary. Employees, officers and directors who are designated by the committee empowered by the Board of Directors to handle compensation issues (the "Compensation Committee") are eligible to receive options under the Plan. Options granted under the Plan may either be incentive stock options (options that afford favorable tax treatment to recipients and that do not normally result in tax deductions to the Company) ("ISO's") or non-qualified stock options (options that do not afford recipients favorable tax treatment) ("NSO's"). Awards to directors may only be in the form of NSO's.

      Material Terms. The aggregate number of shares of Common Stock reserved for issuance pursuant to the exercise of options which may be granted or issued under the terms of the Plan may not exceed 152,599 shares. All but 40 shares available for issuance under the Plan have been granted subject to shareholder approval of the Plan. The options have been granted to ten organizing directors, four executive officers and five key employees. The options granted to organizing directors are exercisable immediately at an exercise price of $10 per share and have a term of ten years. The options granted to executive officers, other than Mr. Pomar, have an exercise price of $10, vest in five equal annual installments beginning on the first anniversary date of the grant date and have a term of ten years. The options granted Mr. Pomar have an exercise price of $10, vest in three equal annual installments beginning on the first anniversary date of the grant date and have a term of ten years.

      The Plan provides that the option price per share must be at least the Fair Market Value of the Common Stock on the date the option is granted. The "Fair Market Value" on any date means the average of the high and low sales prices of the shares of Common Stock on that date on the principal national securities exchange on which such shares of Common Stock are listed or admitted to trading. Options are exercisable in whole or part after completion of such periods of service as the Compensation Committee specifies when granting the options. In the absence of any Compensation Committee specification, twenty-percent (20%) of the options become exercisable on the first anniversary of the date of grant. On each of the next four anniversaries of the date of grant, an additional twenty-percent (20%) of the options become exercisable. The term of the option shall not exceed ten (10) years from the date of grant. Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The current market value of the Common Stock as of March 10, 2000 was $10.50 per share.

      The Board of Directors may discontinue the Plan at any time, and may amend it from time to time, but no amendment, without approval by shareholders, may
(a) increase the total number of shares which may be issued under the Plan, except in connection with a reorganization, stock split, dissolution, merger, spin-off or other change in capitalization, (b) change the class of employees of the Company to whom awards may be made, or (c) cause awards under the Plan to no longer comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any other federal or state statutory or regulatory requirements. Subject to the terms of the Plan, the Compensation Committee may modify outstanding awards or accept the surrender of outstanding awards and make new awards in substitution for them provided that the modification does not adversely alter or impair any rights or obligations of any optionee without the optionee's consent and does not constitute "repricing" as such term is defined in 17 CFR 229.402(i)(1).

      The following is a table that shows the amount of options granted to officers, organizing directors and key employees subject to shareholder approval of the Plan:

Name & Position                                                                Dollar Value ($)    Number of Units

D. Michael Carter, Director                                                         $58,830              5,883
Victor George, former CEO of the Company                                                  0                  0
Scott M. Hall, Senior Vice President and Senior Loan Officer                        125,000             12,500
James M. Healey, Director                                                            40,640              4,064
John C. Kowkabany, Director                                                          74,630              7,463
Rudolph A. Kraft, Director                                                           29,560              2,956
R. C. Mills, Director                                                               120,000             12,000
Gilbert J. Pomar, III, President & CEO of the Bank, President of the Company        300,000             30,000
John W. Rose, Director                                                               88,690              8,869
Charles F. Spencer, Director                                                         44,340              4,434
John R. Schultz, Director                                                            73,900              7,390
Price W. Schwenck, CEO of the Company                                                85,590              8,559
Bennett A. Tavar, Director                                                           67,680              6,768
Cheryl L. Whalen, Corporate Secretary & Chief Financial Officer                     125,000             12,500
Gary L. Winfield, M.D., Director                                                     51,730              5,173
All current executive officers as a group (4 persons)                               635,590             63,559
All   current    Directors   who   are   not   executive    officers   as   a       650,000             65,000
group (10 persons)
All  employees,   including  all  current  officers  who  are  not  executive       240,000             24,000
officers, as a group (5 persons)

         Tax Treatment. The discussion which follows is a summary, based on current law, of some of the significant federal income tax considerations relating to awards under the Plan. The following summary of federal income tax consequences is not intended to be complete. There also may be state, local and foreign income taxes applicable to the transactions. Finally, the following summary is based on present federal income tax law and existing and temporary regulations which may be subject to change at any time.

         Non-qualified Stock Options. Optionees realize no income at the time an NSO is granted. If the exercise price is paid in cash, optionees realize ordinary income in the amount by which the fair market value of the shares acquired on the exercise date exceeds the aggregate option exercise price for the shares acquired (the "Spread"). When the shares are subsequently sold, assuming they were held as capital assets, any amount recognized in excess of the market value on the exercise date will be reportable as capital gain or, if the amount realized is less than the market value of the shares at the time of exercise, any loss recognized will be reportable as capital loss. If the exercise price of an NSO is paid in whole or in part with already owned shares of Common Stock, the tax basis in, and the capital gains holding period for, the old shares will carry over to the same number of shares received upon exercise on a share-for-share basis, and the optionee will not recognize compensation income with respect to such shares received. The fair market value of the additional shares received (in excess of the number of old shares used to exercise the NSO), minus any cash paid on the exercise, will constitute compensation taxable as ordinary income. The tax basis for the additional shares received will equal the difference between the fair market value of the shares received under the NSO and the exercise price of the NSO, plus any cash paid on the exercise. The capital gains holding period for these additional shares will begin on the date that the NSO is exercised.

         Incentive Stock Options. Optionees realize no income at the time an ISO is granted. No income is realized upon exercise of an ISO, whether the payment is made in cash, or in whole or in part with already owned shares of Common Stock (except under certain circumstances described below, when the already owned shares were acquired through the previous exercise of an ISO). However, the Spread at exercise may be subject to the alternative minimum tax.

         If shares  acquired  upon exercise of an ISO are not disposed of within
(i) two years from the date of grant of the ISO or (ii) within one year after the transfer of such shares to the employee upon exercise (the "ISO Holding Period"), then no amount will be reportable as ordinary income. If a sale of the Common Stock occurs after the ISO Holding Period has expired, then any amount recognized in excess of the exercise price will be reportable as capital gain or if the amount recognized is below the exercise price, the difference will be reportable as capital loss.

         A "disqualifying disposition" will result if shares acquired upon the exercise of an ISO are disposed of before the ISO Holding Period has expired. At the time of disposition, ordinary income will be recognized in the amount equal to the lesser of (i) the Spread or (ii) the excess of the amount realized on disposition over the exercise price. If the amount realized is less than the exercise price, then no ordinary income will be recognized and the recognized loss will be reportable as capital loss. Any amount recognized in excess of the market value on the date of exercise will be reportable as capital gain.

         In the event of retirement or other termination of employment, other than by reason of death, the ISO must be exercised within three months of termination in order to be eligible for the tax treatment for ISOs described above. If permitted under the terms of the option agreement and if employment is terminated on account of disability (as defined in the Plan), the ISO may be exercised within one year of termination of employment and receive the tax treatment described above (provided that the ISO Holding Period requirements are met). In the event of death, the ISO will be eligible for such treatment if it is exercised by legatees, personal representatives or distributees within one year of death, provided that the death occurred (i) during employment, (ii) within the one-year period following termination of employment on account of disability (assuming that the option agreement so provides), or (iii) within three months of termination of employment for reasons other than disability. The Common Stock acquired pursuant to the exercise of an ISO following death need not be held for the ISO Holding Period. However, when such shares are sold, the amount realized in excess of the exercise price will be reported as capital gain or, if the amount realized is less than the exercise price, any loss will be reportable as capital loss.

         If the exercise price of an ISO is paid in whole or in part with already owned shares of Common Stock which satisfy the ISO Holding Period, any appreciation or depreciation in the value of the old shares after their acquisition dates will not be recognized for tax purposes as a result of such payment. The tax basis in, and holding period for, the old shares surrendered will carry over to the same number of shares received upon exercise of the ISO on a share-for-share basis. Common Stock received in excess of the shares surrendered will have a tax basis equal to the amount of the exercise price that is paid in cash (if any), and the new shares' holding period will begin on the date of exercise. After the exercise, both the already owned shares and the additional shares acquired will constitute ISO shares.

         Tax  Consequences  for  the  Company.  Assuming  that  compensation  is otherwise reasonable and that the statutory limitations on compensation deductions by publicly held companies imposed under Section 162(m) of the Internal Revenue Code (the "Code") (discussed below) do not apply, the Company usually will be entitled to a business expense deduction at the time and in the amount that optionees recognize as ordinary compensation income in connection with an award, as described above.

         Section 162(m) of the Code imposes a $1,000,000 limitation on the amount of the annual compensation deduction allowable to a publicly held company with respect to its chief executive officer and other four most highly-paid executive officers. Exceptions from this limitation are provided for, among others, performance-based compensation if certain requirements pertaining to shareholder and outside director approval (and related disclosure) are satisfied. The Plan is intended to comply with the provisions of Section 162(m) of the Code so that compensation income recognized in connection with awards will be excepted from the Section 162(m) limitation. No deduction generally will be allowed to the Company in connection with the exercise of an ISO, except when Common Stock received upon exercise of such ISO in violation of the ISO Holding Period requirements described above is disposed.

      In order to be adopted, the number of votes cast in favor of the Plan at a meeting of shareholders where a quorum is present must exceed the number of votes cast against the Plan. The accompanying proxy, unless otherwise specified, will be voted FOR the adoption of the Plan.

BOARD OF DIRECTORS AND STANDING COMMITTEES; DIRECTOR COMPENSATION

      If elected, the nominees will constitute the Board of Directors of the Company. During 1999, the Board held a total of 17 meetings.

      The Board of Directors maintains an Audit Committee and an Executive Committee, which are described below. Members of these committees are elected annually at the Board meeting immediately following the Annual Meeting of Shareholders. Under the Company's Bylaws, the Board of Directors is authorized to fill any vacancy on a committee.

      The Executive Committee is responsible for defining and implementing the overall strategy and policies of the Company. It is also responsible for monitoring the financial performance of the Bank. The Executive Committee reviews and recommends to the Board the annual financial budget, including marketing plans, capital plans, major capital expenditures and expansion plans. Dealing with legal matters, contracts, compliance and regulatory matters and overseeing compensation, employment issues and personnel policies are also within the purview of the Executive Committee. The members of the Executive Committee are Messrs. Kowkabany, Mills, Pomar, Rose and Schwenck.

      The Audit Committee consists solely of outside directors and is responsible for ensuring that an adequate audit program exists and that Bank personnel are operating in conformance with all applicable laws, rules and regulations. All auditors employed or engaged by the Company and the Bank report directly to the Audit Committee. To fulfill its responsibilities, the Audit Committee recommends the selection of auditors, reviews the audit program on at least an annual basis to ensure the adequacy of its scope, and reviews all reports of auditors and examiners, as well as management's responses to such reports to ensure the effectiveness of internal controls and the implementation of remedial action. The Audit Committee is also responsible for the integrity of the internal loan review system. The members of the Audit Committee are Messrs. Carter, Kowkabany, Mills, Roller, Rose and Winfield.

      In 1999 all members of the Board attended at least 75% of all meetings of the Board and committees on which they served.

      Members of the Board of Directors and Board Committees are not paid for their service to the Company. However, the organizing directors of the Company have received stock options as described under "PROPOSAL 2 - Adoption of Stock Option Plan."

COMMITTEE REPORT ON COMPENSATION

      The  Executive  Committee  of the  Company's  and  the  Bank's  Boards  of
Directors (the "Committee"), which is responsible for administering the compensation policies of the Company and the Bank, presents the following report on compensation for the Company's executive officers. Actual compensation during 1999 for the persons who served as Chief Executive Officer of the Company and the Bank during 1999 are shown in the Summary Compensation Table and other tables following this report.

      Philosophy. As more fully described below, the Committee administers the compensation programs for the Company's executive officers. The Company's compensation structure is intended to provide a compensation package that will attract, motivate and retain qualified executives; to ensure a compensation mix that focuses executive behavior on the fulfillment of annual and long-term business objectives; and to create a sense of ownership in the Company that causes executive decisions to be aligned with the best interests of the Company's shareholders.

      The components of compensation for senior management of the Bank are base salary, annual bonus and stock options.

      Salary. Base salary is assigned to positions based on job responsibilities, sustained performance and a periodic informal review of base salary practices for comparable positions at similar community banking companies. The Bank's Chief Executive Officer recommends (except with respect to his own salary) and the Committee approves salary adjustments for executive officers based on achievement of specific annual performance goals, including personal, departmental and overall Company/Bank goals depending upon each officer's specific job responsibilities. The Committee and the Bank's Chief Executive Officer also use their subjective judgment to consider such criteria as the executive's knowledge of and importance to the Company's and Bank's business, accomplishment of the tasks for which he or she was responsible, professional growth and potential, the informal review of salary increases at similar community banking companies, and the Company's financial performance in making salary decisions. No particular weighting is applied to these factors.

      Annual Bonus. In determining the amount of any cash bonus for officers and key employees, the Committee considered in 1999 the Company's financial performance compared to its budget, the Company's operational progress, its subjective judgment of the individual's contribution to the Company's progress, the individual's efforts to improve customer and employee satisfaction, the individual's ability to function well with fellow employees promoting teamwork, the Company's financial resources and the individual's salary.

      Long-Term Incentives. Under the Plan, the Company has granted ISOs to its officers and key employees. The Plan is designed to advance the best interests of the Company by providing long-term incentives to participants. Because awards of options are keyed to the market value of the Company's stock at the time of grant, the future value of those awards is entirely dependent on increases in the market value of the Company's stock. In making stock option grants to officers and key employees in 1999, the Committee considered, without assigning a particular weighting, the executive's salary, the officer's ability to affect Company performance, the CEO's recommendations of the number of options needed to attract and motivate senior management, and the need for a long-term focus on increasing shareholder value.

      Chief Executive Officer Compensation. The organizers of the Company entered into an employment agreement with Victor M. George on February 27, 1998, to assist them with the formation of the Company and the Bank. Under the agreement between Mr. George and the Company, Mr. George was due a base salary of $95,000 (which he voluntarily reduced to $75,000 during the Company's organizational phase) and entitled to a fixed performance bonus equal to 3% of the Company's quarterly consolidated net income before taxes (excluding extraordinary gains or losses). No bonus was paid to Mr. George in 1999. In connection with Mr. George's resignation from the Company in June 1999, the Company agreed to pay him total severance of $95,000 payable in six equal monthly installments beginning July 1, 1999.

      Price W. Schwenck, who became the Bank's Chairman April 20, 1999 and the Company's Chief Executive Officer on June 14, 1999, is paid a salary of $60,000 to actively serve in these positions on a part-time basis. This salary was determined in negotiations to induce Mr. Schwenck to assume these responsibilities and was based on the Committee's subjective judgement of the amount necessary to attract Mr. Schwenck, the amount of time he would devote to the Company's and Bank's business, and the Company's financial resources. The Committee had allocated options to purchase 12,500 shares of Common Stock, the same amount granted to executive officers other than the Bank's Chief Executive Officer, for grant to Mr. Schwenck, but Mr. Schwenck and the Committee agreed to reduce the number of options to 8,559 to enable the Company to grant options to additional key employees. Mr. Schwenck does not participate in an annual bonus plan.

      Under the Bank's employment agreement with Gilbert J. Pomar, III, he became the Bank's President on March 10, 2000, the Chief Executive Officer of the Bank on June 14, 1999 and the President of the Company on July 20, 1999. Mr. Pomar is paid a base salary of $120,000. The Committee determined this base salary in the context of negotiating with Mr. Pomar to join the Bank and the Company based on amounts earned by him in prior years, the Company's financial resources and the Committee's informal survey of the pay practices of other community banks.

      Also under his employment agreement, Mr. Pomar received a $25,000 signing bonus, a negotiated amount intended to compensate him for lost bonus opportunities with his prior employer. During 1999, Mr. Pomar was eligible to receive a bonus of up to 25% of his base salary. Mr. Pomar earned an annual bonus of $25,000 for his service in 1999, of which $15,000 was paid in 1999. In determining the bonus amount, the Committee considered the fact that Company's operating loss was in line with the projections previously approved by the Board and the FDIC, Mr. Pomar's success in handling the Bank's transition from the pre-opening to fully operational stages, the personnel issues resolved by Mr. Pomar, the development of a comprehensive line of banking services, the Bank's public acceptance and growth, and customer and employee satisfaction during his service in 1999. Of these factors the greatest weight was assigned to the Bank's financial performance.

      In 1999, Mr. Pomar was granted options to purchase 30,000 shares of Common Stock. Under his employment agreement, the Company committed to grant options to Mr. Pomar on a sliding sale with options for 25,000 shares granted if the Company's minimum offering in its initial public offering of $8 million was obtained and options for up to 50,000 shares granted if the maximum offering of $15 million was obtained. In setting this range of options, the Committee considered, with no particular weighting, its subjective judgment of the number of options needed to attract an executive of Mr. Pomar's caliber, the importance of the offering, the appropriate incentives to induce Mr. Pomar to maximize the offering proceeds, the unlikelihood of additional grants of stock options in the near future and Mr. Pomar's importance to the Company's future success. Mr. Pomar was entitled under his employment agreement to options to purchase more than 30,000 shares, but Mr. Pomar and the Committee agreed to reduce his grant to enable the Company to grant additional options to key employees. The options have an exercise price of $10.00, the price of shares offered in the Company's initial public offering, and vest in three equal annual installments.

      Neither Mr. Schwenck nor Mr. Pomar participated in any Committee discussions or decisions regarding their own compensation. The Committee will consider any federal income tax limitations on the deductibility of executive compensation in reaching compensation decisions and will seek shareholder approval when necessary to eliminate any limitations on deductibility.

John C. Kowkabany
R.C. Mills
Gilbert J. Pomar, III
John W. Rose
Price W. Schwenck

March 24, 2000

EXECUTIVE COMPENSATION

Summary Compensation Table. The following table sets forth for the fiscal years ended December 31, 1999, 1998 and 1997, the cash compensation paid or accrued by the Company, as well as certain other compensation paid or accrued for those years, for services in all capacities to the two individuals who served as Chief Executive Officer of the Company during 1999 and the individual who serves as Chief Executive Officer of the Bank. Mr. George served as President and Chief Executive Officer of the Company from February 27, 1998 to June 14, 1999. Mr. Schwenck became CEO of the Company on June 14, 1999 and Chairman of the Bank on April 20, 1999. Mr. Pomar joined the Bank as its President and Chief Operating Officer on March 10, 1999, assumed the role of the Bank's CEO on June 14, 1999 and became President of the Company on July 20,1999.



                         Summary Compensation Table (1)



      Name and           Year           Annual Compensation           Long Term          All other
     principal                                                      Compensation       Compensation
      position                                                                              ($)
--------------------- ------------ -------------- --------------- ------------------ ------------------

                                      Salary          Bonus            Awards
                                        ($)            ($)
--------------------- ------------ -------------- --------------- ------------------ ------------------
                                                                     Securities
                                                                     underlying
                                                                    Options/SARs
                                                                         (#)
--------------------- ------------ -------------- --------------- ------------------ ------------------
Victor M. George,
former President
and Chief Executive      1999         $36,304           --               --              $ 95,000
Officer of the
Company

--------------------- ------------ -------------- --------------- ------------------ ------------------
                         1998         $78,125           --               --                 --
--------------------- ------------ -------------- --------------- ------------------ ------------------
                         1997         $12,500           --               --                 --
--------------------- ------------ -------------- --------------- ------------------ ------------------

--------------------- ------------ -------------- --------------- ------------------ ------------------
Gilbert J. Pomar,
III, President and
Chief Executive          1999         $94,913        $50,000           30,000             $3,744
Officer of the Bank
and President of
the Company
--------------------- ------------ -------------- --------------- ------------------ ------------------
                         1998           NA              NA               NA                 NA
--------------------- ------------ -------------- --------------- ------------------ ------------------
                         1997           NA              NA               NA                 NA
--------------------- ------------ -------------- --------------- ------------------ ------------------

--------------------- ------------ -------------- --------------- ------------------ ------------------
Price W. Schwenck,
Chairman of the
Bank and CEO of the      1999         $20,000           --              8,559               --
Company
--------------------- ------------ -------------- --------------- ------------------ ------------------
                         1998           NA              NA               NA                 NA
--------------------- ------------ -------------- --------------- ------------------ ------------------
                         1997           NA              NA               NA                 NA
--------------------- ------------ -------------- --------------- ------------------ ------------------

(1) Columns relating, respectively, to "other annual compensation," "restricted stock awards" and "LTIP payouts" have been deleted because no compensation required to be reported in such columns was awarded to, earned by, or paid to the named executives during the periods covered by such columns. Non-cash perquisites are not disclosed in this table because the aggregate value does not exceed the lesser of $50,000 or 10% of total annual salary and bonus.

(2) The amounts shown in the column for 1999 consist of (i) for Mr. George, payments in connection with his resignation of $95,000 and (ii) for Mr. Pomar, the Company's matching contribution to the 401(k) plan of $3,744.




                                         OPTION GRANTS IN LAST FISCAL YEAR

--------------------- ---------------- --------------- ----------------- --------------------- -----------------------

Name                  Number of        % of Total      Exercise Price    Expiration Date       Potential Realizable
                      Securities       Options         ($/Sh)                                  Value at Assumed
                      Underlying       Granted in                                              Annual Rates of Stock
                      Options Granted  1999                                                    Price Appreciation
                                                                                               for Option Term (2)
--------------------- ---------------- --------------- ----------------- --------------------- ----------- -----------
                                                                                               5%          10%
--------------------- ---------------- --------------- ----------------- --------------------- ----------- -----------
Gilbert J. Pomar,     30,000           19.66%          $10               November 9, 2010      $165,300    $407,400
III (1)
--------------------- ---------------- --------------- ----------------- --------------------- ----------- -----------
Price W. Schwenck     8,559            5.61%           $10               November 9, 2010      $ 47,188    $116,227
(1)
--------------------- ---------------- --------------- ----------------- --------------------- ----------- -----------


(1) Mr. Pomar's options vest in three equal annual installments beginning November 9, 2000. Mr. Schwenck's options vest in five equal annual installments beginning on November 9, 2000. The vesting of all options granted under the Plan accelerates upon a change in control of the Company. The Plan provides that the Compensation Committee may award tax bonuses to optionees at the time of grant or thereafter.

(2) The dollar amount under the columns assumes that the market price of the Company's common stock from the date of the option grant appreciates at cumulative annual rates of 5% and 10%, respectively, over the option term of ten years. The assumed rates of 5% and 10% were established by the Securities and Exchange Commission (the "SEC") and therefore are not intended to forecast possible future appreciation of the Common Stock. No gain to the optionees is possible without an increase in stock price, which will benefit all shareholders commensurately. Based on the grant price ($10 per share) and at an annual hypothetical appreciation of 5% for ten years, the Common Stock would be valued at $15.51 share. At the hypothetical 10% annual appreciation rate for ten years, the Common Stock would be valued at $23.58 per share.


                                AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                                           FISCAL YEAR END OPTION VALUES

------------------------- -------------- ----------------- ---------------------------- -------------------------------
Name                      Shares         Value Realized    Number of Securities         Value of Unexercised In The
                          Acquired on    ($)               Underlying Unexercised       Money Options at 12/31/99
                          Exercise (#)                     Options at 12/31/99
------------------------- -------------- ----------------- ---------------------------- -------------------------------
                                                           Exercisable/Unexercisable    Exercisable/Unexercisable
------------------------- -------------- ----------------- ---------------------------- -------------------------------
Gilbert J. Pomar, III          n/a             n/a         0       /   30,000           $  0      /      $  0

------------------------- -------------- ----------------- ---------------------------- -------------------------------
Price W. Schwenck              n/a             n/a         0       /    8,559           $  0      /      $  0

------------------------- -------------- ----------------- ---------------------------- -------------------------------


       The foregoing table sets forth information regarding stock options exercised in 1999 by each of the named executive officers and the value of the unexercised options held by these individuals as of December 31, 1999, based on the market value ($9.50) of the Common Stock on December 23, 1999, the last day in 1999 that trades were reported in the Company's Common Stock on the over-the-counter bulletin board.

EMPLOYMENT AGREEMENTS

      Mr. Pomar's Employment Agreement. On March 3, 1999, the Company entered into an employment agreement with Gilbert James Pomar, III (the "Pomar Agreement") which provides that Mr. Pomar will serve as the President of the Bank. The Pomar Agreement has a rolling one year term, provided Mr. Pomar's employment term ends on his 65th birthday and provides for an annual base salary of $120,000 and participation in the Company's stock option plans, stock ownership plans, profit sharing plans, 401(k) plans and medical and health care benefit plans made available to employees and executives of the Company. In his first year of employment, Mr. Pomar was eligible to receive an annual bonus in an amount up to 25% of his annual base salary subject to his meeting goals and objectives as determined by the Board. Mr. Pomar will also be eligible to participate in any bonus plan the Company develops in the future. The Company also agreed to provide Mr. Pomar with a $25,000 signing bonus and a stock option grant depending upon proceeds from the Company's initial public offering. The Pomar Agreement contains a 6 month noncompetition provision against employment within the financial services industry with any person seeking to organize a financial institution in Duval or Clay counties.

      In the event Mr. Pomar's employment is terminated by the Company for a reason other than for Just Cause (as defined in the Pomar Agreement), death or disability, or if Mr. Pomar terminates his employment for Good Reason (as defined in the Pomar Agreement), then the Company must pay Mr. Pomar an amount equal to his annual base salary and any bonus to which he would have been entitled under the Pomar Agreement. If Mr. Pomar's employment is terminated as a result of a Change in Control (as defined in the Pomar Agreement) or a Change in Control occurs within 12 months of his involuntary termination or termination for Good Reason, then Mr. Pomar is entitled to a severance payment equal to 2.99 times his current annual base salary plus any incentive compensation to which he was entitled under the Pomar Agreement. These payments will be made in substantially equal semi-monthly installments until paid in full. In addition, upon a Change in Control, all unvested options shall become immediately vested on the day immediately preceding the effective date of the Change in Control. Furthermore, unless Mr. Pomar is terminated for Just Cause, under certain banking regulatory requirements or pursuant to a termination of employment by Mr. Pomar for other than Good Reason, the Company is also required to maintain in full force and effect all employee benefit plans in which Mr. Pomar was participating prior to termination. The Pomar Agreement also contains provisions required under certain banking regulations that suspend or terminate the Pomar Agreement upon certain banking regulatory findings or actions.

PERFORMANCE GRAPH

         The SEC requires a five-year (or such shorter period as a company's stock has been publicly traded) comparison of stock price performance of the Company with both a broad equity market index and a published industry index or peer group. The Company's total return compared with the Russell 3000 Market Index and the Media General Regional Southeast Bank Stock Index since its Common Stock began trading on the over the counter bulletin board is shown on the following graph. The Media General Regional Southeast Bank Stock Index includes 45 publicly held banks headquartered in the southeastern United States.

         This graph assumes that $100 was invested on September 13, 1999, the date of that the Company's stock first traded on the over-the-counter bulletin board, and all dividends were reinvested in the Company's Common Stock and the other indices. Each of the indexes is weighted on a market capitalization basis at the time of each reported data point.

[graphic omitted]



                                                     September 13, 1999                 December 23, 1999
The Company                                                   100                                 90.48
Media General Regional Southeast Bank Stock Index             100                                 94.55
Russell 3000 Index                                            100                                115.85


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       Name of Director                           Amount and Nature of          Percent of Shares of
        or Executive Officer                      Beneficial Ownership (1)      Common Stock Outstanding
       ---------------------                      ------------------------      ------------------------
       D. Michael Carter.....................                21,383                            2.09%
       Victor M. George......................                15,500                            1.52%
       Melvin Gottlieb.......................                45,100                            4.43%
       James M. Healey.......................                31,564                            3.09%
       John C. Kowkabany.....................                32,713                            3.19%
       Rudolph A. Kraft......................                22,956                            2.25%
       R.C. Mills............................                57,000                            5.54%
       Gilbert J. Pomar, III.................                 5,000                              *
       Donald E. Roller......................                25,000                            2.46%
       John W. Rose..........................                38,869                            3.79%
       John R. Schultz (2)...................                32,390                            3.16%
       Price W. Schwenck.....................                25,250                            2.48%
       Charles F. Spencer....................                19,434                            1.90%
       Bennett A. Tavar......................                29,668                            2.90%
       Gary L. Winfield, M.D.................                22,673                            2.22%
       All executive officers and directors as
       a group (16 persons)..................               419,000                           35.82%

(1) Pursuant to the rules of the SEC, the determinations of "beneficial ownership" of Common Stock are based upon Rule 13d-3 under the Exchange Act, which provides that shares will be deemed to be "beneficially owned" where a person has, either solely or in conjunction with others, the power to vote or to direct the voting of shares and/or the power to dispose, or to direct the disposition of shares or where a person has the right to acquire any such power within 60 days after the date such "beneficial ownership" is determined. Shares of Common Stock that a beneficial owner has the right to acquire within 60 days pursuant to the exercise of the options set forth in the table on page 9 of this proxy statement are deemed to be outstanding for the purpose of computing the percentage ownership of such owner but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. All amounts are determined as of March 10, 2000 when there were 1,017,066 shares outstanding. Unless otherwise noted, all shares are held directly by the director or executive officer and in some cases by their family members sharing the same household.

(2) The amount shown includes 5,000 shares owned by the Schultz Foundation. Mr. Schultz serves as an officer and director of the Schultz Foundation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Company's Chief Executive Officer as well as the Bank's Chief Executive Officer serve on the Executive Committee which handles all compensation matters for the Board. They do not participate in decisions regarding their own compensation.

      Mr. Rose, who serves on the Executive Committee, is the President of McAllen Capital Partners, Inc. For services rendered in connection with the Company's initial public offering, the Company paid McAllen Capital Partners, Inc. an advisory fee of $165,000, $15,000 of which was paid in 1998, plus expenses.

      During the last fiscal year, the Bank loaned funds to certain of the Company's executive officers and directors in the ordinary course of business, on substantially the same terms as those prevailing at the time for comparable transactions with other customers, and which did not involve more than the normal risk of collectability or present other unfavorable features.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The organizers and directors agreed to act as guarantors on loans of up to $1.8 million pursuant to a commitment in that amount from Columbus Bank and Trust for loans to purchase and renovate the main office facility, to purchase furniture, fixtures and equipment, and to pay for organizational expenses including legal fees, rent and salaries. These were repaid from the proceeds of the sale of the Company's Common Stock.

     Logical Business Systems, Inc. which is owned by Director Bennett Tavar, has provided the Bank with computers and computer-related services totaling approximately $138,000 during 1999. Such computer and computer-related services were sold by Logical Business Systems, Inc. at rates significantly discounted from market rates.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors, and any persons owning more than 10 percent of a class of the Company's stock, to file certain reports on ownership and changes in ownership with the SEC. During 1999, the executive officers and directors of the Company filed with the SEC on a timely basis all required reports relating to transactions involving equity securities of the Company beneficially owned by them.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      The firm of Hacker, Johnson, Cohen & Grieb PA served as the independent accountants for the Company for the fiscal year ending December 31, 1999. Representatives of Hacker, Johnson, Cohen & Grieb PA will be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. At the February 23, 2000 Board of Director's Meeting, Hacker, Johnson, Cohen & Grieb PA was selected to provide accounting services to the Company for the fiscal year ending December 31, 2000.

SHAREHOLDER PROPOSALS

      Shareholders who wish a proposal to be included in the Company's Proxy Statement and form of proxy relating to the 2001 Annual Meeting should deliver a written copy of their proposal to the principal executive offices of the Company no later than November 22, 2000. Proposals should be directed to Cheryl L. Whalen, Corporate Secretary, Jacksonville Bancorp, Inc., P.O. Box 40466, Jacksonville, Florida, 32203-0466. Proposals must comply with the SEC proxy rules relating to shareholder proposals in order to be included in the Company's proxy materials.

ANNUAL REPORT; FORM 10-K

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1999 is being provided to each shareholder simultaneously with delivery of this Proxy Statement. Additional copies of the Annual Report to Shareholders may be obtained by writing to Cheryl L. Whalen, Corporate Secretary, Jacksonville Bancorp, Inc., P.O. Box 40466, Jacksonville, Florida, 32203-0466.

OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors of JBI does not anticipate that other matters will be brought before the Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting of Shareholders, the persons appointed as proxies will have the discretion to vote or act thereon according to their best judgment.

COST OF SOLICITATION

      The cost of solicitation of proxies will be borne by the Company, including expenses in connection with the preparation and mailing of this proxy statement. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, facsimile or e-mail by Directors, officers or regular employees of the Company, who will not receive additional compensation for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith.

      Holders of Common Stock are requested to complete, date and sign the accompanying form of proxy and promptly return it to the Company's transfer agent in the enclosed, addressed postage paid envelope.



                                                    Cheryl L. Whalen
                                                    Corporate Secretary



Dated: March 24, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


      I, the undersigned shareholder of Jacksonville Bancorp, Inc. (the "Company"), Jacksonville, Florida, do hereby nominate, constitute and appoint Cheryl L.Whalen and Scott M. Hall or any one or more of them my true and lawful proxy and attorney(s) with full power of substitution for me and in my name, place and stead, to represent and vote all of the common stock, par value $.01 per share, of the Company, held in my name on its books as of March 20, 2000, at the Annual Meeting of Shareholders to be held on Wednesday, April 26, 2000.


      PROPOSAL 1. Election of the following Directors:


[ ] FOR all nominees listed below (except as marked  [ ]  WITHHOLD Authority to
      to vote for all the contrary below)                 nominees listed below


Class 1                  Class 2                   Class 3

John W. Rose             Rudolph A. Kraft          D. Michael Carter
John R. Schultz          R.C. Mills                Melvin Gottlieb
Price W. Schwenck        Gilbert J. Pomar, III     James M. Healey
Gary L. Winfield, M.D.   Donald E. Roller          John C. Kowkabany
                                                   Bennett A. Tavar

     (INSTRUCTION: To withhold authority to vote for any individual nominee write the name(s) of such nominee(s) below.)

--------------------------------------------------------------------------------


      THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.


      PROPOSAL 2. Approval of the Stock Option Plan:


[ ]  FOR approval of the Stock Option Plan         [ ] WITHHOLD Authority to
     approve the Stock                                 Option Plan


--------------------------------------------------------------------------------


THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE STOCK OPTION PLAN.


      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders.



                   IMPORTANT: PLEASE SIGN AND DATE ON REVERSE

      This proxy, when property executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted FOR Proposals 1 and 2. Should any other matter requiring a vote of the shareholders arise, the proxies named above are authorized to vote in accordance with their best judgment in the interest of the Company.



      ------------------------------------
      Date


      ------------------------------------
      Signature



      -------------------------------------
      Signature (if jointly held)


      ---------------------------------------
      Print Name(s) Here

IMPORTANT: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ADDRESSED ENVELOPE OR OTHERWISE TO Sun Trust Stock Transfer, P.O. Box 4625, Atlanta, Georgia, 30302. IF YOU DO NOT SIGN AND RETURN A PROXY OR ATTEND THE MEETING AND VOTE, YOUR SHARES CAN NOT BE VOTED.